                                                                    EXHIBIT 10.2


                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made and entered into as of November 1, 2000 (the "Effective Date"), by and between Edelbrock Corporation, a Delaware corporation ("Edelbrock"), and Aristedes Feles ("Employee"). Hereinafter, Edelbrock and Employee are referred to collectively as the "Parties" and to each individually as a "Party."

                                   WITNESSETH:

                WHEREAS, Edelbrock desires to employ Employee in an executive capacity, and Employee desires to perform the duties and responsibilities incumbent upon him in such capacity, on the terms and conditions hereinafter set forth;

                NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. Employment.

        1.1 Position, Duties, Responsibilities, Authority. Edelbrock hereby employs Employee as the Vice President/Finance, Chief Financial Officer and non-compensated member of the Board of Directors of Edelbrock ("Board of Directors"). During the Employment Term, Employee shall perform faithfully and loyally and to the best of Employee's abilities the duties assigned to Employee hereunder. Employee shall comply with all written policies of Edelbrock throughout the Employment Term. Employee shall have such duties and responsibilities (not inconsistent with his position) on behalf of Edelbrock as may from time to time be duly authorized or directed by the Board of Directors.

        1.2 Limitations on Authority. Employee shall report directly to the Chief Executive and Chief Operating Officer of Edelbrock.

        1.3 Exclusive Employment. During the Employment Term, Employee shall devote his full business time, energy, ability, attention and skill to his duties and responsibilities hereunder, and shall perform such duties and responsibilities in an efficient, trustworthy, effective and businesslike manner. Employee agrees that, during his employment with Edelbrock, he shall not provide services as an employee, consultant, independent contractor or otherwise to any other individual or entity without the written consent of the Board of Directors.

2. Compensation and Other Benefits. As compensation in full for the services to be rendered by Employee hereunder, Edelbrock shall pay to Employee the following compensation:

        2.1 Base Salary. During the Employment Term, Edelbrock shall pay Employee a salary, exclusive of bonus compensation, of Two Thousand Five Hundred Dollars and Zero Cents ($2,500.00) per week (a rate equivalent to $130,000 per annum) ("Base Salary"), payable in equal weekly installments or on such other payment schedule as shall be applied to similarly situated executives, for work performed during the preceding pay period. The Board of Directors and Employee shall meet on or before July 1st of each year during the Employment Term, commencing July 1, 2001, to discuss in good faith whether Employees' Base Salary should be increased. All increases to Employee's Base Salary shall become effective on July 1 of each year of the Employment Term, commencing July 1, 2001.

        2.2 Bonus. Employee shall be entitled to receive a bonus ("Bonus"), if any, as determined from time to time by the Compensation Committee of the Board of Directors of Edelbrock taking into account such factors, including Employee's performance and Edelbrock's financial performance, as the Compensation Committee may deem appropriate

        2.3 401(k) Plan; ESOP. Employee shall be eligible to participate in Edelbrock's 401(k) Plan ("401(k)") and Employee Stock Ownership Plan ("ESOP"). Employee shall be subject to the terms of the 401(k) Plan and ESOP including, without limitation, the right of Edelbrock to amend or terminate the 401(k) Plan and ESOP at any time.

        2.4 Expenses. Edelbrock shall reimburse Employee for all authorized and approved expenses incurred and paid by him in the course of the performance of his duties and responsibilities pursuant to this Agreement and consistent with Edelbrock's policies with respect to travel, entertainment and miscellaneous expenses, and the requirements with respect to the reporting of such expenses.

        2.5 Automobile. During the Employment Term, Edelbrock shall provide Employee with the use of a research and development automobile. Edelbrock shall be responsible for and pay all expenses incurred in connection with operating the test automobile, including all maintenance, gas and insurance costs.

        2.6 Vacation; Sick Pay. Employee shall be entitled to vacation as outlined in the Edelbrock Employment Manual for number of years of service but no less than twenty (20) business days and five (5) business days of sick pay in any fiscal year during the Employment Term, will accrue, up to a maximum of 30 business days of sick pay for the entire Employment Term in accordance with Edelbrock's vacation and sick pay policies for executives.

        2.7 Medical, Dental, and Other Benefits. Employee shall be entitled to participate in Edelbrock's medical and dental plans and/or programs, as well as any other benefits generally available to other similarly situated executives, provided that Employee meets any and all eligibility requirements under the plans and/or programs. This benefit will extend to employee's immediate family. Employee shall be subject to the terms and conditions of the plans and/or programs including, without limitation, Edelbrock's right to amend or terminate the plans and/or programs at any time and without advance notice to the participants. During the Employment Term, Edelbrock shall reimburse Employee for the cost of an annual medical exam, if such exam is not covered by Employee's medical insurance plan.

        2.8 Life Insurance. During the Employment Term, Edelbrock shall pay the premium associated with a life insurance policy with a death benefit of not less than One Hundred Fifty Thousand Dollars ($150,000.00), payable to Employee's designated beneficiary.

3. Term. Employee's term of employment shall commence as of November 1, 2000 and shall terminate on October 31, 2005 ("Employment Term"), unless earlier terminated pursuant to Section 4 herein. Unless the Employment Term has already terminated, Edelbrock shall advise


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

Employee not later than May 31, 2005 of whether Edelbrock intends to seek a five-year extension of this Agreement, and, if Edelbrock and Employee wish to pursue an extension of this Agreement, Edelbrock and Employee shall negotiate the terms of such extension in good faith.

4. Termination

        4.1 Death. Upon the death of Employee, this Agreement shall automatically terminate and all rights of Employee and Employee's heirs, executors and administrators to compensation and other benefits under this Agreement shall cease, except that Edelbrock shall pay to the estate of Employee
(i) any Base Salary to which Employee is entitled for periods worked through the date of Employee's death and not previously paid to Employee and (ii) a lump sum payment equal to the product of the Worked Period and the Bonus paid to Employee for the fiscal year prior to Employee's death. For purposes of this Agreement, the "Worked Period" shall mean the number of calendar days elapsed from the end of Edelbrock's most recently completed fiscal year through and including the Date of Termination divided by 360.

        4.2 Disability. Edelbrock may, at its option, terminate this Agreement upon written notice to Employee if Employee, because of physical or mental incapacity or disability, fails to perform the essential functions of Employee's position hereunder for a continuous period of 90 days or any 120 days within any twelve month period. In the event of any dispute regarding the existence of Employee's incapacity hereunder, the matter shall be resolved by the determination of a physician to be selected by the Board of Directors. Employee agrees to submit to appropriate medical examinations for purposes of such determination. Upon such termination, all obligations of Edelbrock hereunder shall cease, except that Edelbrock shall pay to Employee (i) any Base Salary to which Employee is entitled for periods worked through the Date of Termination and not previously paid to Employee and (ii) a lump sum payment equal to the product of the Worked Period, as defined herein, and the Bonus paid to Employee for the fiscal year prior to the Date of Termination. In the event of termination pursuant to this Section 4.2, Edelbrock agrees to pay the costs of continuation coverage for Employee's medical benefits under the Consolidated Budget Reconciliation Act, 29 U.S.C. Section 1161, et seq. ("COBRA") for one year following the Date of Termination, or until such time as Employee has become employed and obtained medical benefits elsewhere, provided that Employee completes all necessary enrollment materials and complies with all terms and regulations pertaining to COBRA.

        4.3 Termination by Edelbrock. Edelbrock may terminate Employee's employment at any time, whether or not for Cause as that term is defined below.

                4.3.1 Cause.

                        (a) "Cause" shall mean any one or more of the following:

                                (i) Any willful or material failure or refusal
by Employee to perform his duties under or any material term of this Agreement (other than by reason of Employee's death or disability); excluding, however, any failure by Employee to perform any


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

specific duties because such performance is subject to the existence of or satisfaction of conditions, or the occurrence of events, that are not within Employee's control.

                                (ii) Any intentional or negligent act of fraud,
embezzlement, misappropriation or breach of fiduciary duty by Employee in connection with Employee's duties hereunder or in the course of Employee's employment hereunder;

                                (iii) The admission or conviction of, or
entering of a plea of nolo contendere by Employee, to any felony or any lesser crime involving moral turpitude, fraud, embezzlement or theft;

                                (iv) Any material violation of a written policy
of Edelbrock;

                                (v) Any gross negligence, willful misconduct, or
personal dishonesty of Employee in the execution of Employee's duties or otherwise negatively affecting Edelbrock, in the good faith determination of the Board of Directors after notice to Employee and providing Employee with the right to be heard; or

                                (vi) Any material breach by Employee of any of
the covenants contained in Exhibit A attached hereto.

                        (b) Employee shall be given written notice by the Board of Directors of the intention to terminate Employee's employment hereunder for Cause (a "Cause Notice"). Each Cause Notice shall state the particular action(s) or inaction(s) giving rise to termination for Cause. If the basis for such termination is one that is capable of being cured, Employee shall have twenty days after the Cause Notice is given to cure the particular action(s) or inaction(s). If Employee so effects a cure to the satisfaction of the Board of Directors, exercised in the Board's good faith reasonable business judgement, written notice of such cure shall be provided to Employee by the Board of Directors within twenty (20) days after that cure is effected. If the Board of Directors does not provide notice of cure to Employee on or before the twentieth
(20th) day after the cure is effected, Employee's employment shall be deemed to have been terminated for Cause on that twentieth (20th ) day. If the basis for such termination is one that is not capable of being cured, Edelbrock may, at its election, either terminate Employee's employment or provide a Cause Notice to Employee.

                4.3.2 Compensation Upon Termination By Edelbrock.

                        (a) If Edelbrock terminates Employee's employment for Cause, all obligations of Edelbrock hereunder shall cease, except that Employee shall be entitled to any Base Salary to which Employee is entitled for periods worked through the Date of Termination and not previously paid to Employee.

                        (b) If Edelbrock terminates Employee's employment hereunder for any reason other than death, disability, or Cause, as defined in
Section 4 herein, then (i) Employee shall be entitled to receive (a) any Base Salary to which Employee is entitled for periods worked through the Date of Termination and not previously paid to Employee, (b) an amount equal to the total of all bonus compensation paid to Employee pursuant to Section 2.2 of this Agreement


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

for the fiscal year prior to the Date of Termination, payable in 52 equal weekly installments commencing one week after the Date of Termination, (c) an amount equal to one year's Base Salary, as described in Section 2.1 hereof, payable in 52 equal weekly installments commencing one week after the Date of Termination, and (d) automobile benefits pursuant to Section 2.5 of this Agreement for a period of one year following the Date of Termination, and (ii) Edelbrock agrees to pay the costs of continuation coverage for Employee's medical benefits under the Consolidated Budget Reconciliation Act, 29 U.S.C. Section 1161, et seq. ("COBRA") for one year following the Date of Termination, or until such time as Employee has become employed and obtained medical benefits elsewhere, provided that Employee completes all necessary enrollment materials and complies with all terms and regulations pertaining to COBRA.

        4.4 Termination By Employee. Employee may terminate this agreement upon sixty (60) days notice to Edelbrock. If Employee terminates this Agreement, all obligations of Edelbrock hereunder shall cease, except that Employee shall be entitled to receive any Base Compensation which shall have accrued through the Date of Termination and not previously paid to Employee.

        4.5 Notice of Termination. Any purported termination of Employee's employment by Edelbrock or by Employee shall be communicated by written notice to the other party hereto in accordance with Section 9 hereof. The notice shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

        4.6 Date of Termination. "Date of Termination" shall mean (i) if Employee's employment is terminated because of death, the date of Employee's death, (ii) if Employee's employment is terminated for disability, the date Notice of Termination is given, (iii) if Employee's employment is terminated pursuant to Sections 4.3 or 4.4 hereof or for any other reason (other than death or disability), the date specified in the Notice of Termination.


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

5. Proprietary Rights And Confidentiality. Concurrent with the execution and delivery of this Agreement, Employee shall enter into an Employee Intellectual Property Rights Assignment and Confidentiality Agreement, which agreement, attached hereto as Exhibit A, is hereby incorporated herein in its entirety.

6. Employee Representations and Warranties. Employee warrants, represents, and covenants with Edelbrock that the execution, delivery, and performance of this Agreement by Employee does not conflict with, violate any provision of, or constitute a default under any agreement, judgment, award or decree to which Employee is a party or by which Employee is bound including, but not limited to, any implied or express agreement with any of Employee's prior employers. In performing duties for Edelbrock under this Agreement, Employee will not use or disclose any trade secrets that Employee learned from employment with any prior employer, and Employee will not use any files, documents, or other property belonging to a former employer, except as permitted in writing by such prior employer. Before using or disclosing such trade secrets, files, documents or other property, Employee will provide a copy of the written permission to the Board of Directors.

7. Arbitration. The Parties agree that any dispute or controversy between them concerning this Agreement or any aspect of this Agreement shall be submitted to binding arbitration before a sole arbitrator in Los Angeles, California as set forth in Exhibit B, attached hereto and hereby incorporated herein in its entirety. This agreement is a waiver of all rights to a civil court action for disputes between Edelbrock and Employee.

8. Assignability. Neither this Agreement nor any interest herein shall be assigned or assignable, by operation of law or otherwise, by any party, without the prior written consent of the other party, except that, without such consent, Edelbrock may assign this Agreement or any interest therein, by operation of law or otherwise, to (a) any successor to all or substantially all of its equity ownership interests, assets or business by dissolution, merger, consolidation, transfer of assets, or otherwise, or (b) any direct or indirect subsidiary of Edelbrock or of any such successor referred in (a) hereof. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement.

9. Notices. All notices, requests, demands or other communications hereunder shall be deemed to have been duly given when delivered, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 9):

                      If to Edelbrock:

                      Board of Directors
                      Edelbrock Corporation
                      2700 California Street
                      Torrance, California 90503

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

10. Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding between the parties with respect to the employment of Employee by Edelbrock, and supersedes all prior agreements, representations and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may not be modified or changed except by written instrument signed by both parties.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, unenforceable or illegal in any respect under applicable law or rule in any jurisdiction, such invalidity, unenforceability or illegality shall not affect the validity, legality, or enforceablity of any other provision of this Agreement, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, unenforceable or illegal provision had never been contained herein.

13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Full Understanding. Employee represents and agrees that Employee fully understands Employee's right to discuss all aspects of this Agreement with Employee's private attorney, and that to the extent, if any, that Employee desired, Employee utilized this right. Employee further represents and agrees that Employee has carefully read and fully understands all of the provisions of this Agreement, that Employee is competent to execute this Agreement, that Employee's agreement to execute this Agreement has not been obtained by any duress and that Employee freely and voluntarily enters into it, and that Employee has read this document in its entirety and fully understands the meaning, intent and consequences of this document.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                            EMPLOYEE

                                            /s/ ARISTEDES T. FELES
                                            ------------------------------------
                                                    Aristedes Feles



                                            EDELBROCK CORPORATION

                                            By /s/ O. VICTOR EDELBROCK
                                              ----------------------------------


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

                                          Its President, Chief Executive Officer
                                             -----------------------------------

                                    EXHIBIT A

              EMPLOYEE INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT AND
                            CONFIDENTIALITY AGREEMENT

In consideration of and as a condition of my employment with Edelbrock Corporation, a Delaware Corporation, (collectively with any successor thereof, the "Company"), and for other good and valuable consideration had and received, I hereby represent to, and agree with, the Company as follows.

1. PURPOSE OF AGREEMENT. I understand that the Company is engaged in a continuous program of research, development, production, and marketing in connection with its business and that it is critical for the Company to preserve and protect its Proprietary Information (as defined below) and its rights in Inventions (as defined below) and in any other intellectual property rights developed in connection with its business. Accordingly, I am entering into this Employee Invention Assignment and Confidentiality Agreement (this "Agreement") whether or not I am expected to create inventions and other intellectual property rights of value for the Company.

2. ASSIGNMENT OF INVENTIONS. On behalf of myself and my heirs and assigns, I hereby irrevocably assign all of my right, title and interest, including, but not limited to, all patent, copyright and trade secret rights, in and to all inventions, ideas, disclosures and improvements (whether patented or unpatented) or any other works of authorship which are developed, made or conceived by me, either alone or jointly with others, in whole or in part, during the period of my employment with the Company (the "EMPLOYMENT PERIOD"), and which are not generally known to the public or recognized as standard practice, and which (a) relate to methods, services, apparatus, designs, products, processes or devices manufactured, produced, designed, purchased, marketed, distributed, sold, provided or under construction or development by the Company, its predecessors or any subsidiary or affiliate, or (b) arise (wholly or partly) from my efforts in providing services as an employee to the Company (an "INVENTION"). I acknowledge and agree to communicate promptly and disclose to the Company, in such form as the Company requests, all information, details and data pertaining to any such Inventions, and to execute and deliver to the Company such form of transfers and assignments and such other papers and documents as the Company may reasonably request to permit the Company or any person or entity designated by the Company to file and prosecute the patent applications. The Company shall pay all costs incidental to the execution and delivery of such transfers, assignments and other documents. I further acknowledge and agree that any Invention or patent application made by me within one (1) year following the termination of the Employment Period is presumed to be the property of the Company within the provisions of this Section 2 unless I can show that the Invention made no use of Proprietary Information (as defined below).

LABOR CODE SECTION 2870 NOTICE

I have been notified and understand that the provisions of Section 2 above do not apply to any Invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:


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ANY PROVISION IN AN EMPLOYMENT AGREEMENT WHICH PROVIDES THAT AN EMPLOYEE SHALL
ASSIGN, OR OFFER TO ASSIGN, ANY OF HIS OR HER RIGHTS IN AN INVENTION TO AN EMPLOYER SHALL NOT APPLY TO AN INVENTION THAT THE EMPLOYEE DEVELOPED ENTIRELY ON HIS OR HER OWN TIME WITHOUT USING THE EMPLOYER'S EQUIPMENT, SUPPLIES, FACILITIES, OR TRADE SECRET INFORMATION EXCEPT FOR THOSE INVENTIONS THAT EITHER:

RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO THE EMPLOYER'S BUSINESS, OR ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE EMPLOYER; OR

RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER.

TO THE EXTENT A PROVISION IN AN EMPLOYMENT AGREEMENT PURPORTS TO REQUIRE AN EMPLOYEE TO ASSIGN AN INVENTION OTHERWISE EXCLUDED FROM BEING REQUIRED TO BE ASSIGNED UNDER SUBDIVISION (a), THE PROVISION IS AGAINST THE PUBLIC POLICY OF THIS STATE AND IS UNENFORCEABLE.

I acknowledge that I have received a copy of this Agreement.

3. WORKS MADE FOR HIRE; ASSIGNMENT OF COPYRIGHTS. I acknowledge and agree that any copyrightable works prepared by me, either alone or jointly with others, within the scope of my employment during the Employment Period are "works made for hire" under the United States Copyright Act (17 U.S.C. Sections 101-810) and that the Company will be considered the author and owner of such copyrightable works. In the event that any such copyrightable works are not deemed to be "works made for hire," on behalf of my heirs and assigns, I hereby irrevocably assign all of my right, title and interest in and to such copyrightable works to the Company.

4. ASSIGNMENT OF OTHER RIGHTS. In addition to the foregoing assignment of Inventions and copyrightable works to the Company, on behalf of my heirs and assigns, I hereby irrevocably transfer and assign to the Company both (a) all worldwide patents, patent applications, trademark rights, design rights, copyrights, mask works, trade secrets and other intellectual property rights in any Invention; and (b) any and all "Moral Rights" (as defined below) that I may have in or with respect to any Invention. I also hereby forever waive and agree never to assert any and all Moral Rights I may have in or with respect to any Invention, even after termination of my work on behalf of the Company. "Moral Rights" mean any rights to claim authorship of a work, to object to or prevent any distortion or other modification of a work, or to withdraw from circulation or control the publication or distribution of a work, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right."


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

5. ASSISTANCE. For no consideration in addition to my salary or wages during the Employment Period, I agree to assist the Company in every necessary and reasonable way to obtain for the Company and enforce patents, design rights, copyrights, mask work rights, trade secret rights and all other legal protections for the Company's Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets and all other intellectual property rights and legal protections. My obligations under this Section 6 will continue beyond the termination of the Employment Period, provided that the Company will compensate me at a reasonable rate after such termination for time or expenses actually spent by me at the Company's request on such assistance.

6. PROPRIETARY INFORMATION. I understand and agree that my employment by the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to me by or on behalf of the Company or any of its affiliates that (i) relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other Party with whom the Company agrees to hold information of such Party in confidence, or (ii) is otherwise produced or acquired by or on behalf of the Company or any of its affiliates ("Proprietary Information"). Such Proprietary Information includes, but is not limited to, Inventions, trade secrets, marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer lists. Without limiting the foregoing, Propriety Information is to be broadly defined, and includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is identified as confidential information. Proprietary Information includes not only information disclosed by the Company to me, but also information developed or learned by me during the course of my employment with the Company. Notwithstanding the foregoing, Proprietary Information shall not include information that: (a) is in or enters the public domain, other than by breach of this Agreement, prior to such disclosure by me; and/or (b) is known to me prior to or subsequent to such disclosure without similar restrictions from a source other than the Company, as evidenced by written records.

7. CONFIDENTIALITY. At all times, both during the Employment Period and after its termination, I will keep and hold all Proprietary Information in strict confidence and trust, and I will not directly or indirectly use or disclose any of such Proprietary Information, except as may be necessary (a) to perform my duties as an employee of the Company for the benefit of the Company, or (b) to comply with a court order to disclose such Proprietary Information. I acknowledge that I am aware that the unauthorized use or disclosure of Proprietary Information of the Company may be highly prejudicial to its interests, and may constitute an invasion of privacy and an improper disclosure of trade secrets. Upon termination of my Employment Period with the Company, I will promptly deliver to the Company all data, computer files, documents and materials of any nature pertaining to my work with the Company, including all property of the Company in whatever form, and I will not retain any tangible data, computer files, documents or materials or copies thereof containing any Proprietary Information without advance written permission of the Board of Directors.


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8. NO BREACH OF PRIOR AGREEMENT. I represent that my performance of all the terms of this Agreement and my duties as an employee of the Company will not breach any invention assignment, proprietary information or similar agreement with any former employer or other Party. I agree that I will not bring with me to the Company or use in the performance of my duties for the Company any documents, data, information or materials, whether in tangible or intangible form, of a former employer or any third party that are not generally available to the public or have not been legally transferred to the Company.

9. DUTY NOT TO COMPETE DURING EMPLOYMENT PERIOD. I understand that my employment with the Company requires my undivided attention and effort. As a result, during the period of my employment with Employer, I will not engage in any employment or business other than for the Company, or invest in or assist in any manner (as a director, officer, employee, agent, representative or otherwise) any business or entity that directly or indirectly competes with the business or future business plans of the Company or any of its affiliates (a "COMPETING BUSINESS") other than by passive stock ownership of not more than 2% of a publicly traded entity that is also a Competing Business. I will not directly or indirectly solicit, or cause or aid others in soliciting, other employees of the Company or any of its affiliates, while I am presently employed at the Company or for a period of one (1) year after the termination of the Consulting Period.

10. NOTIFICATION. I hereby authorize the Company to notify my current or future employers of the terms of this Agreement and my responsibilities hereunder.

11. NAME & LIKENESS RIGHTS. I hereby authorize the Company to use, reuse, and to grant others the right to use and reuse, my name, photograph, likeness, voice, and biographical information, and any reproduction or simulation thereof, in any media now known or hereafter developed (including but not limited to film, video and digital or other electronic media), during the Employment Period, for purposes the Company deems necessary for its business. I understand and agree that I will receive no compensation whatsoever for any such use or reuse.

12. INJUNCTIVE RELIEF. I understand and agree that in the event of a breach or threatened breach of this Agreement by me, the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement or any of its provisions, without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

13. GOVERNING LAW; SEVERABILITY. I understand that this Agreement will be governed and interpreted in accordance with the laws of the State of California, without regard to or application of choice of law rules or principles. In the event that any provision of this Agreement is found by a court, arbitrator or other tribunal to be illegal, invalid or unenforceable, I understand that such provision shall not be voided, but shall be enforced to the maximum extent permissible under applicable law, and the remainder of this Agreement shall remain in full force and effect.

14. PRIOR INVENTIONS. I hereby represent and warrant that SCHEDULE 1 to this Agreement lists and describes all and any Inventions made by me prior to the Employment


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

Period which I consider to be my property and/or the property of my prior employer(s) or any third party. Such Inventions listed and described in SCHEDULE 1 to this Agreement will be excluded from the scope of this Agreement.



                                            EMPLOYEE

                                            /s/ ARISTEDES T. FELES
                                            ------------------------------------
                                                       Aristedes Feles



                                            EDELBROCK CORPORATION

                                            By /s/ O. VICTOR EDELBROCK
                                              ----------------------------------

                                            Its President, Chief Exec. Officer
                                               ---------------------------------


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                                   SCHEDULE 1

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                                    EXHIBIT B

                         AGREEMENT TO ARBITRATE DISPUTES

        I understand and I agree that I will submit any dispute between Edelbrock Corporation and me, including but not limited to claims of unlawful harassment or discrimination and all disputes related to the termination of my employment exclusively to binding arbitration by a single neutral arbitrator. I acknowledge that the Company also will submit any disputes between it and me to binding arbitration by a single neutral arbitrator.

        Any such arbitration will be held pursuant to the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The arbitrator will be selected in the manner provided in those rules. I acknowledge that I have been advised that I have the right to review these rules before signing this Agreement.

        By accepting or continuing in employment, I agree that arbitration shall be the exclusive means for resolving any dispute between the Company and me, including any allegation of unlawful discrimination or harassment or any dispute related to the termination of my employment, and that neither I nor the Company will bring any other action in any court or other forum. THIS AGREEMENT IS A WAIVER OF ALL RIGHTS TO A CIVIL COURT ACTION FOR DISPUTES BETWEEN EDELBROCK AND ME, INCLUDING UNLAWFUL HARASSMENT, DISCRIMINATION AND/OR A DISPUTED TERMINATION; ONLY THE ARBITRATOR, NOT A JUDGE OR JURY, WILL DECIDE THE DISPUTE. However, the Company or I may seek preliminary injunctive relief prior to the commencement of arbitration proceedings pursuant to California Code of Civil Procedure Section 1281.8.

        I agree to deliver a written request for arbitration to the Company within one year of the date of any alleged unlawful harassment, discrimination, my termination, or the date any other dispute against the Company arose. If the Company does not receive a request for arbitration within one year from the date of the alleged unlawful harassment, discrimination, my termination, or the date any other dispute arose, I agree that I have waived any right to raise any claim, in any forum, involving any alleged unlawful harassment, discrimination, or related to the termination of my employment, or any other dispute against the Company. I understand that the Company will deliver a written request for arbitration to me within one year of the date any dispute against me arises, or else waive its right to bring such claim in any forum. However, to the extent federal or state law provide a longer statute of limitation, that limitation period will apply to both me and the Company.

        I understand that the Company will advance the costs of initiating the arbitration process. The Company and I agree that the arbitrator may award costs of the arbitration, and I may be required to reimburse the Company for the costs of the arbitration at that time. I also understand that all remedies available under the law remain available to both me and the Company at and through the arbitration. I further understand that I may elect to retain an attorney to represent me at the arbitration.


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        The Company and I agree that if any court of competent jurisdiction declares that any part or clause of this Arbitration Agreement is illegal, invalid, or unenforceable, such a declaration will not affect the legality, validity or enforceability of the remaining parts of this Agreement, and the illegal, invalid or unenforceable part or clause will no longer be part of this Agreement.

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Employee's Initials




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